Exhibit 99.2 Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and nine months ended September 30, 2011 and 2010.

Three Months Ended September 30, 2011 (Dollar amounts in millions)	OSB	Siding	EWP	Other	Corporate	Total
Sales	$138.8	$112.0	$54.9	$45.8	$(0.9)	$350.6
Depreciation and amortization	9.1	3.9	2.9	3.1	0.6	19.6
Cost of sales and selling and administrative	141.7	96.3	55.5	41.3	13.7	348.5
Loss on sale or impairment of long lived assets	—	—	—	—	65.0	65.0
Other operating credits and charges, net	—	—	—	—	(9.8)	(9.8)
Total operating costs	150.8	100.2	58.4	44.4	69.5	423.3
Loss from operations	(12.0)	11.8	(3.5)	1.4	(70.4)	(72.7)
Total non-operating income (expense)					(1.5)	(1.5)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(12.0)	11.8	(3.5)	1.4	(71.9)	(74.2)
Benefit for income taxes					(20.9)	(20.9)
Equity in loss of unconsolidated affiliates	4.0	—	(0.3)	2.3	—	6.0
Loss from continuing operations	(16.0)	11.8	(3.2)	(0.9)	(51.0)	(59.3)
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Loss from continuing operations	(16.0)	11.8	(3.2)	(0.9)	(51.0)	(59.3)
Benefit for income taxes	—	—	—	—	(20.9)	(20.9)
Interest expense, net of capitalized interest	—	—	—	—	14.2	14.2
Depreciation and amortization	9.1	3.9	2.9	3.1	0.6	19.6
EBITDA from continuing operations	(6.9)	15.7	(0.3)	2.2	(57.1)	(46.4)
Stock based compensation expense	0.2	0.1	0.1	—	1.1	1.5
Loss on sale or impairment of long lived assets					65.0	65.0
Investment income					(16.7)	(16.7)
Other operating credits and charges, net					(9.8)	(9.8)
Adjusted EBITDA from continuing operations	$(6.7)	$15.8	$(0.2)	$2.2	$(17.5)	$(6.4)

Three Months Ended September 30, 2010 (Dollar amounts in millions)	OSB	Siding	EWP	Other	Corporate	Total
Sales	$140.1	$104.6	$38.0	$41.2	$(1.1)	$322.8
Depreciation and amortization	9.4	3.6	2.3	2.8	0.6	18.7
Cost of sales and selling and administrative	133.3	91.7	40.3	36.7	14.8	316.8
Gain on sale or impairment of long lived assets	—	—	—	—	0.9	0.9
Other operating credits and charges, net	—	—	—	—	2.3	2.3
Total operating costs	142.7	95.3	42.6	39.5	18.6	338.7
Loss from operations	(2.6)	9.3	(4.6)	1.7	(19.7)	(15.9)
Total non-operating income (expense)					(27.7)	(27.7)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(2.6)	9.3	(4.6)	1.7	(47.4)	(43.6)
Benefit for income taxes					(16.4)	(16.4)
Equity in (income) loss of unconsolidated affiliates	2.4	—	0.3	1.0	—	3.7
Loss from continuing operations	(5.0)	9.3	(4.9)	0.7	(31.0)	(30.9)
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Loss from continuing operations	(5.0)	9.3	(4.9)	0.7	(31.0)	(30.9)
Benefit for income taxes	—	—	—	—	(16.4)	(16.4)
Interest expense, net of capitalized interest	—	—	—	—	15.3	15.3
Depreciation and amortization	9.4	3.6	2.3	2.8	0.6	18.7
EBITDA from continuing operations	4.4	12.9	(2.6)	3.5	(31.5)	(13.3)
Stock based compensation expense	0.2	0.2	0.1	—	1.2	1.7
Gain on sale or impairment of long lived assets					0.9	0.9
Investment income					(4.9)	(4.9)
Other-than-temporary impairment					16.9	16.9
Other operating credits and charges, net					2.3	2.3
Adjusted EBITDA from continuing operations	$4.6	$13.1	$(2.5)	$3.5	$(15.1)	$3.6

Nine Months Ended September 30, 2011 (Dollar amounts in millions)	OSB	Siding	EWP	Other	Corporate	Total
Sales	$411.4	$336.6	$156.9	$141.6	$(1.8)	$1,044.7
Depreciation and amortization	27.8	12.2	10.2	9.5	1.5	61.2
Cost of sales and selling and administrative	420.3	288.5	158.6	122.5	46.3	1,036.2
Loss on sale or impairment of long lived assets	—	—	—	—	73.0	73.0
Other operating credits and charges, net	—	—	—	—	(11.2)	(11.2)
Total operating costs	448.1	300.7	168.8	132.0	109.6	1,159.2
Loss from operations	(36.7)	35.9	(11.9)	9.6	(111.4)	(114.5)
Total non-operating income (expense)					(20.0)	(20.0)
Loss before income taxes and equity in earnings of unconsolidated affiliates	(36.7)	35.9	(11.9)	9.6	(131.4)	(134.5)
Benefit for income taxes					(36.1)	(36.1)
Equity in (income) loss of unconsolidated affiliates	11.3	—	—	5.4	—	16.7
Loss from continuing operations	(48.0)	35.9	(11.9)	4.2	(95.3)	(115.1)
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Loss from continuing operations	(48.0)	35.9	(11.9)	4.2	(95.3)	(115.1)
Benefit for income taxes	—	—	—	—	(36.1)	(36.1)
Interest expense, net of capitalized interest	—	—	—	—	42.6	42.6
Depreciation and amortization	27.8	12.2	10.2	9.5	1.5	61.2
EBITDA from continuing operations	(20.2)	48.1	(1.7)	13.7	(87.3)	(47.4)
Stock based compensation expense	0.6	0.4	0.3	—	5.1	6.4
Loss on sale or impairment of long lived assets					73.0	73.0
Investment income					(24.2)	(24.2)
Other operating credits and charges, net					(11.2)	(11.2)
Adjusted EBITDA from continuing operations	$(19.6)	$48.5	$(1.4)	$13.7	$(44.6)	$(3.4)

Nine Months Ended September 30, 2010 (Dollar amounts in millions)	OSB	Siding	EWP	Other	Corporate	Total
Sales	$475.5	$325.0	$142.7	$130.1	$(6.0)	$1,067.3
Depreciation and amortization	28.0	14.1	9.4	8.4	1.6	61.5
Cost of sales and selling and administrative	409.9	271.3	148.6	113.4	47.4	990.6
Loss on sale or impairment of long lived assets	—	—	—	—	2.1	2.1
Other operating credits and charges, net	—	—	—	—	2.8	2.8
Total operating costs	437.9	285.4	158.0	121.8	53.9	1,057.0
Loss from operations	37.6	39.6	(15.3)	8.3	(59.9)	10.3
Total non-operating income (expense)					(50.6)	(50.6)
Loss before income taxes and equity in earnings of unconsolidated affiliates	37.6	39.6	(15.3)	8.3	(110.5)	(40.3)
Benefit for income taxes					(14.0)	(14.0)
Equity in (income) loss of unconsolidated affiliates	(0.8)	—	0.6	3.7	—	3.5
Loss from continuing operations	38.4	39.6	(15.9)	4.6	(96.5)	(29.8)
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Loss from continuing operations	38.4	39.6	(15.9)	4.6	(96.5)	(29.8)
Benefit for income taxes	—	—	—	—	(14.0)	(14.0)
Interest expense, net of capitalized interest	—	—	—	—	49.8	49.8
Depreciation and amortization	28.0	14.1	9.4	8.4	1.6	61.5
EBITDA from continuing operations	66.4	53.7	(6.5)	13.0	(59.1)	67.5
Stock based compensation expense	0.7	0.5	0.4	—	5.5	7.1
Loss on sale or impairment of long lived assets					2.1	2.1
Investment income					(15.1)	(15.1)
Other-than-temporary investment impairment					16.9	16.9
Other operating credits and charges, net					2.8	2.8
Adjusted EBITDA from continuing operations	$67.1	$54.2	$(6.1)	$13.0	$(46.9)	$81.3